Supplement dated December 21, 2018
to the Prospectus dated May 1, 2018
for Tri-Continental Corporation
(the Corporation)
The net asset value of Tri-Continental Corporation Common Stock on December 19, 2018 was $23.28 per share.
Stockholders should retain this Supplement for future reference.
SUP240_12_005_(12/18)